UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2010

NuStar GP Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-32940	85-0470977
State or other jurisdiction Of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2330 North Loop 1604 West San Antonio, Texas		78248
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (210) 918-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Non-employee Directors

In accordance with compensation arrangements described in NuStar GP Holdings, LLC’s (the “Company”) proxy statement filed March 18, 2008 and its Current Reports on Form 8-K filed July 31, 2008 and August 5, 2009, effective on December 30, 2010, each non-employee director on the Board of Directors of the Company is granted restricted units of NuStar GP Holdings, LLC (“Restricted Units”) with an aggregate value of $50,000 for each director other than the Chairman of the Board, who is granted restricted units of NuStar Energy L.P. with an aggregate value of $75,000 (in each case, calculated using the closing price of the Company’s common units on the New York Stock Exchange on the effective date). The Restricted Units were granted pursuant to the Company’s 2006 Amended and Restated Long-Term Incentive Plan (the “Plan”). The Restricted Units vest in annual one-third increments beginning on the first anniversary of the grant date.

Named Executive Officers

The Compensation Committee of the Board approved certain long-term incentive awards for its named executive officers and certain key employees, effective on December 30, 2010.

Restricted units. Restricted units of the Company were issued to named executive officers of the Company in the quantities listed below. The Restricted Units were granted pursuant to the Plan. The Restricted Units will vest in annual one-fifth increments beginning on the first anniversary of the grant date. The Restricted Units are subject to forfeiture prior to vesting per the terms of the Plan.

Named Executive Officer	Restricted Units
Curtis V. Anastasio, Chief Executive Officer	6,500
Steven A. Blank, Senior Vice President, Chief Financial Officer and Treasurer	2,560
Bradley C. Barron, Senior Vice President and General Counsel	2,050
Thomas R. Shoaf, Vice President and Controller	1,000

Note: The forms of agreements filed as exhibits to this Current Report, together with the Plan and the disclosures stated above, contain the material terms and conditions for participation in the compensation arrangements described in this Item. In reliance on Instruction 1 to Item 601(b)(10) of Regulation S-K, the Company is not filing each individual’s personal arrangement under the plans.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.01	NuStar GP Holdings, LLC’s 2006 Amended and Restated Long-Term Incentive Plan, incorporated by reference to Exhibit 10.04 to NuStar GP Holdings, LLC’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

*10.02	Form of 2010 Non-employee Director Restricted Unit Agreement under the NuStar GP Holdings, LLC 2006 Amended and Restated Long-Term Incentive Plan.

*10.03	Form of 2010 Restricted Unit Award Agreement under the NuStar GP Holdings, LLC 2006 Amended and Restated Long-Term Incentive Plan.

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuStar GP Holdings, LLC

Date: January 5, 2011	By:	/s/ Amy L. Perry
	Name:	Amy L. Perry
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit Number	EXHIBIT

Exhibit 10.01	NuStar GP Holdings, LLC’s 2006 Amended and Restated Long-Term Incentive Plan, incorporated by reference to Exhibit 10.04 to NuStar GP Holdings, LLC’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2007.

*Exhibit 10.02	Form of 2010 Non-employee Director Restricted Unit Agreement under the NuStar GP Holdings, LLC 2006 Amended and Restated Long-Term Incentive Plan.

*Exhibit 10.03	Form of 2010 Restricted Unit Award Agreement under the NuStar GP Holdings, LLC 2006 Amended and Restated Long-Term Incentive Plan.

*	Filed herewith